Nature of Business	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Business

NOTE 1 - NATURE OF BUSINESS

The Company was incorporated under the laws of the state of Delaware on November 29, 2011, under the name Quatra-Rad, Inc. and amended its Certificate of Incorporation on February 29, 2012 to change its name to Quarta-Rad, Inc. On July 2, 2012, the Company amended and restated its Certificate of Incorporation to increase its authorized shares of common stock to 50,000,000, $0.0001 par value from 1,500, no par value and effected a 10,000 to 1 forward split. The Company distributes detection devices, including but not limited to Geiger counters, to homeowners and interested customers in North America. The Company targets homebuilders and home renovation contractors.